UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES

FOR ASSET-BACKED SECURITIES

Pursuant 17 CFR 240.17g-10, this Form must be used by a person providing third-party due diligence services in connection with an asset-backed security to comply with section 15E(s)(4)(B) of the Securities Exchange Act of 1934 (15 U.S.C. 78o-7(s)(4)(B)). Section 15E(s)(4)(B) of the Securities Exchange Act of 1934 requires a person providing the due diligence services to provide a written certification to any nationally recognized statistical rating organization that produces a credit rating to which such due diligence services relate.

Item 1. Identity of the person providing third-party due diligence services

Legal Name:	Phoenix Collateral Advisors, LLC

Business Name (if Different):

Principal Business Address:	1999 Broadway, Suite 4350 | Denver, CO 80202

Item 2. Identity of the person who paid the person to provide third-party due diligence services

Legal Name:	Sage Residential Management LLC

Business Name (if Different):

Principal Business Address:	192 Headquarters Plaza, East Tower, 6th Floor Morristown, NJ 09960

Item 3. Credit rating criteria

If the due diligence performed by the third party is intended to satisfy the criteria for due diligence published by a nationally recognized statistical rating organization, identify the nationally recognized statistical rating organization and the title and date of the published criteria (more than one nationally recognized statistical rating organization may be identified).

Identity of NRSRO	Title and Date of Criteria
DBRS Morningstar	DBRS - Third-Party Due Diligence Criteria for U.S. RMBS Transactions - September 30, 2024

S&P Global Ratings	Global Methodology And Assumptions: Assessing Pools Of Residential Loans--U.S. And Canada Supplement, Feb 21, 2025

Item 4. Description of the due diligence performed

Refer to the accompanying Due Diligence Executive Summary Report named, “PHNX - ABS-15E SAIF 2026 CES1 Narrative” dated March 9, 2026.

Item 5. Summary of findings and conclusions of review

Provide a summary of the findings and conclusions that resulted from the due diligence services that is sufficiently detailed to provide an understanding of the findings and conclusions that were conveyed to the person identified in Item 2. This summary should be attached to the Form and contain the heading “Item 5.”

1

CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:	Phoenix Collateral Advisors, LLC

By:	Bryan Council
	(Print name of duly authorized person)	(signature)

Date:	March 9, 2026

2

PHOENIX
TRADING | MORTGAGE SERVICES | ANALYTICS

SAIF 2026 CES1

Third-Party Due Diligence Review

Executive Summary

Submittal Date:
3.09.2026

Third-Party Diligence | Servicing Oversight | Quality Control | Underwriting | Asset Management

1

Table of Contents

PHOENIX OVERVIEW	2
SERVICES DESCRIPTION	2
SUMMARY OF FINDINGS AND CONCLUSIONS	9

© 2026 Phoenix Collateral Advisors, LLC. All Rights Reserved. Private and Confidential.

2

Phoenix Overview

Phoenix Collateral Advisors, LLC (“PHOENIX”) performed third-party diligence review services (the “Review”) described herein on two-thousand four hundred eighty-four (2,484) residential mortgage loans acquired by Sage Residential (the “Client”). Reviews were conducted from September 2024 through February 2026 on loans with origination dates from July 2024 through December 2025 via files imaged and provided by the Client or its designee for Review.

Services Description

A.	Sample Size and Selection Method

The final loan selection consisted of two-thousand four hundred eighty-four (2,484) residential mortgage loans with a total original principal balance of $168,260,941. Phoenix is unaware of the overall population for securitization as the Review was performed without knowledge of the full selection. Loan reviews were performed on the entire population referred to Phoenix by the Client. The scope for the loan reviews completed is outlined below:

●	Credit Review - 2,484 Loan Reviews
●	Compliance Review - 2,484 Loan Reviews
●	Valuation Review - 2,484 Loan Reviews
●	Data Integrity - 2,484 Loan Reviews

B.	Data Compare and Integrity Review on the assets.

For the two-thousand four hundred eighty-four (2,484) residential mortgage loans reviewed, Phoenix compared data fields data provided on a data tape against data found in the actual file as captured by Phoenix. This comparison, when data was available, included the following data fields:

AmortizationTerm	LoanProgram	PropertyValue
B1Citizen	LoanPurpose	PropertyZipCode
B1LastName	MaturityDate	QualifyingFICO
BalloonFlag	MINNo	QualifyingLTV
BusinessPurposeFlag	MonthlyPaymentofOtherLien	QualifyingMonthlyPIAmount
ClosingSettlementDate	OrigiantionBankruptcyEndDate	QualifyingTotalDebtIncomeRatio
FirstPaymentDate	OriginatorDocType	SalesPrice
InitialMonthlyPIOrIOPayment	OriginatorQMStatus	SellerLoanID
InterestRate	PrepaymentPenaltyTotalTerm	SeniorLienOriginationDate
LienPosition	PropertyAddress	Term
LoanAmount	PropertyCity
LoanID	PropertyState

C.	Origination of the assets review scope and methodology, including conformity to provided underwriting guidelines, standards, criteria, or other requirements.

Phoenix thoroughly reviewed mortgage loan origination documentation to ensure alignment with provided underwriting guidelines, standards, criteria, and any other specified requirements, including the Ability to Repay and Qualified Mortgage criteria detailed below. The following client guidelines were provided to conduct reviews:

a.	SRM CES UW GL (05-2022),

b.	SRM CES UW GL (02-2024),

c.	SRM CES UW GL (07-2024),

d.	SRM CES UW GL (09-2024),

e.	SRM CES UW GL (12-2024),

f.	SRM CES UW GL (01-2025),

© 2026 Phoenix Collateral Advisors, LLC. All Rights Reserved. Private and Confidential.

3

g.	SRM CES UW GL (02-2025),

h.	SRM CES UW GL (05-2025)

Phoenix’s credit scope conducted for this transaction included reviewing (a) whether the borrower(s) conformed to provided guidelines, (b) evaluation of income, liabilities, LTV, CLTV, and debt-to-income ratios (DTI) and comparing these against provided guidelines, (c) analyzed asset statements to determine whether funds to close and reserves were within provided guidelines, (d) confirmed that credit scores (FICO) and credit histories were within provided guidelines, (e) evaluated evidence of borrower’s willingness and ability to repay the obligation (f) borrower has owned the property for a minimum of 6 months.

Credit Application: For the credit application, Phoenix captured relevant data points and validated that the application:

a.	Was executed by all listed borrowers,

b.	Properly dated,

c.	All applicable sections were completed in their entirety (SSN, date of birth, address, education),

d.	Included the borrower’s employment history (Two years Minimum),

e.	Citizenship and eligibility verification, including a copy of acceptable form of identification.

Credit Report: Phoenix validated that a credit report that met guidelines requirements was present for each borrower and that such borrower’s credit profile adhered to the guidelines provided. To make this determination, Phoenix:

a.	Confirmed the report was a Single merge, two repository merge, or tri-merge and prepared within 120 days of Mortgage note date,

b.	Confirmed that the mid or low score meets the minimum FICO score requirement for all borrowers,

c.	Capture data (where applicable):

i.	monthly consumer debt payments for DTI calculation,

ii.	installment and revolving payment history,

iii.	mortgage/rental payment history (e.g. minimum 0x30x24 required),

iv.	foreclosure, bankruptcy, short sale, deed in lieu information,

v.	number of tradelines,

vi.	max credit and current balance to determine credit usage ratio,

vii.	representative credit score and methodology.

Employment and Income: Phoenix reviewed applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, is present in the loan file and, where possible, was not fraudulent, including:

a.	All borrower paystubs, W-2 forms, tax returns, financial statements, IRS tax transcripts, bank statements, award letters, lease agreements,

b.	Verbal or written employment verifications,

c.	Third-party verification of employment/business prior to closing.

Asset Review: Phoenix evaluated asset documentation required by the guidelines and, as applicable, Appendix Q or ATR, was present in the mortgage loan file and supported the assets required to close, including closing costs and prepaid items and/or meet reserve requirements. Using applicable documentation, Phoenix sourced and verified large deposits, down payment, gift funds, and account transfers, including:

a.	Verification-of-deposit (VOD), account statements, stock or security account statements, escrow or earnest money deposits,

b.	Gift fund letters source bank statements, and deposit receipts,

c.	Settlement statements or other evidence of conveyance and transfer of funds for any sale of an asset,

d.	other additional asset documentation.

© 2026 Phoenix Collateral Advisors, LLC. All Rights Reserved. Private and Confidential.

4

Hazard/Flood Insurance/Taxes: Phoenix reviewed proper insurance documentation was present for the mortgage loan and captured relevant data, along with confirming:

a.	Hazard insurance meets the minimum coverage required by guidelines, and the policy contains the correct standard mortgagee clause; confirm the premium for both the hazard policy and applicable flood insurance policy for accurate DTI calculation,

b.	Policy is effective as of the loan disbursement date,

c.	Flood certification was provided, with a flood zone determination of “life of loan” service, for the correct property, lender,

d.	If flood insurance is required, confirm the insurance and coverage meet the minimum guideline requirements required by the National Flood Insurance Act of 1968, as amended for individual, PUD, or condominium properties as applicable,

e.	For condominium properties, a master policy is provided, meeting the minimum liability coverage and insurance for the project,

f.	Reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current,

g.	Where applicable and per state and local requirements, flood/earthquake/windstorm insurance is present.

Title/Vesting Review: For loan amounts less than $150,000, Phoenix reviewed either an Owner & Encumbrance report with an attached E&O policy or AOL (Attorney Opinion Letter), where applicable. The Review included validating,

a.	Report reflected the appropriate proposed vesting is in the name of the borrower, the amount of title coverage was equal to the loan amount,

b.	No issues such as assessments, covenants, conditions, and restrictions; foreclosures; bankruptcies; judgment liens; and state and federal tax liens,

c.	Determine whether the intended lien priority of the subject mortgage is accurate.

A similar review was conducted as above for loan amounts greater than $150,000, but on a full ALTA title report.

Fraud Review: Phoenix reviewed repository fraud reports for each borrower/guarantor mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Phoenix conditioned the mortgage loan for the missing fraud report product.

Where a report(s) present, Phoenix reviewed for:

a.	Any name variations for the borrowers,

b.	Any social security number inconsistencies for the borrowers,

c.	Any potential occupancy issues based on the borrower’s address history,

d.	Any Previous felony convictions, misdemeanor convictions involving fraud, embezzlement, or other similar crimes,

e.	Any judgments and liens,

f.	Any party reflected on industry or Agency Exclusionary Lists that played a role during the origination through close of the loan,

g.	Whether a National of a Sanctioned Country was involved,

h.	Any additional consumers associated with the borrowers’ profile. If any findings were noted, Phoenix confirmed that such findings alerts, red flags and/or variations were addressed with applicable supporting documentation provided.

Additional Review of Mortgage Loan File: Phoenix also reviewed the closing documents to ensure that the mortgage loan file information is complete and accurate. Additional items included in the Review include:

a.	All borrowers signed documents requiring a signature,

© 2026 Phoenix Collateral Advisors, LLC. All Rights Reserved. Private and Confidential.

5

b.	All riders required by the terms of the mortgage and mortgage note were attached to the respective document,

c.	Social security numbers across documents were consistent, and

d.	Debt-to-Income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) and the characteristics of the mortgage loan (purpose, occupancy, program, property type) conformed to provided guidelines.

Valuation Review Method and Protocol: Phoenix’s Review included an analysis of third-party appraisal and valuation products used to determine the value of the collateral during origination and applied the client’s valuation waterfall guidelines when required. Phoenix confirmed that the appraisal reports were dated within 120 days of the closing date and were USPAP/FIRREA compliant with interior/exterior appraisals with an as-is value. Phoenix evaluated whether the subject property eligibility adhered to guidelines. If requested, Phoenix used independent valuation products, or Collateral Desktop Analysis (CDA), to determine if the appraised value was reasonably supported and within 10% of the original appraised value. If there was a variance, an additional appraisal was obtained, and the lower of the two values was used for origination. Moreover, Phoenix confirmed consistency among the valuation products and if there were discrepancies that could not be resolved. Phoenix created an exception.

Valuation Review (Appraisal, etc.): Phoenix evaluated the quality of appraisal and valuation products to determine that the correct form type was utilized, materially complete, and comply with industry standards and guidelines. When the loan amount is $149,999 or less for a loan originated prior to 1/01/2025 a Desktop Appraisal or a re-cert of a recent full appraisal completed with prior 12 months was acceptable. For loan amount > $149,999, a full appraisal is required. For loans originated after 1/01/2025, a Desktop Appraisal, a re-certification of a recent full appraisal completed within the prior 12 months, or an AVM with a minimum 90% confidence score is acceptable. Phoenix may use third-party tools and information (such as analytical tools, public record databases, and automated valuation models) to help identify areas of inaccuracy and/or inconsistencies that may be indicators of appraisal deficiencies.

Appraisal/Valuation review components include the following:

a.	Verify that all elements of appraisal are present (i.e., value conclusion, property data, comparable sales, occupancy, location map, sketch, etc.),

b.	Verify property address and collateral documentation,

c.	Review property zoning and legal use,

d.	Confirm subject front, rear, and street shots are present along with required interior photos of the kitchen, bathrooms, bedrooms, main living area, upgrades, and deferred maintenance,

e.	Analyze pictures for the condition of the property, possible red flags, health or safety issues, or negative external factors,

f.	Determine that the appraised value is reasonable and was established using reasonable comparable sales, reasonable adjustments, and acceptable appraisal practices and,

g.	Validate that the subject property is not located in an area with an individual FEMA disaster declaration after the valuation date.

i.	For example, if the appraisal date is before the FEMA Effective Date for any of the disasters listed. In that case, Phoenix will specify whether or not there has been a property inspection since the date listed, the latest inspection date, whether or not new damage has been indicated, and the amount of said damage.

Phoenix’s Review of comparable properties includes the following items to assess whether the value is reasonably supported:

a.	Property data, including quality, condition, size, square footage, style, and features,

b.	Neighborhood features and within pricing brackets,

c.	Comparable properties were within a reasonable distance from the subject, and

d.	Review adjustments for reasonableness and pricing evaluation across properties.

Moreover, and where applicable, Phoenix assessed provided valuations against The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, specifically, (i) timing and content of the right to receive copy of appraisal disclosure; (ii) charging of a fee for a copy of the appraisal or other written valuation, (iii) timing of creditor providing a copy of each appraisal or other written valuation; and (iv) with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

© 2026 Phoenix Collateral Advisors, LLC. All Rights Reserved. Private and Confidential.

6

Financial Institutions Reform, Recovery and Enforcement Act of 1989 (“FIRREA”) Review: Phoenix confirmed to the extent possible that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, Phoenix

a.	Confirmed the lender listed on the appraisal matches the subject transaction,

b.	The appraisal date to confirm it took place before final approval,

c.	That the report was signed and dated, and

d.	The appraisal/valuation scope is clearly defined. Phoenix verified the appraiser’s name, company, license information, and whether the appraiser was supervised.

The individuals performing the original appraisal assessment are not persons providing valuations for purposes of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraisers under Federal or State law, and the services being performed by such persons do not constitute “appraisal reviews” for purposes of USPAP or Federal or State law.

Valuation Scope Notation: Pursuant to provided client guidelines a secondary valuation review was not obtained or reviewed.

Compliance Review: Phoenix reviewed each Loan File and, if applicable, to the extent possible, tested that it was consummated in compliance with the applicable federal, state, and local anti-predatory lending statutes in effect at the time of origination of the mortgage loan. Phoenix’ review included, but was not limited to, the verification and validation that each mortgage loan met the relevant provisions of:

a.	Anti-predatory lending requirements that are imposed by federal, state and/or local statutory, regulatory or authoritative determinations (e.g., state constitutional provisions, ordinances, interpretations, judicial determinations, etc.) that impose civil or criminal liability upon the Assignee or may cause significant loss severity to the value of the Loan, including HOEPA and any state and local high-cost home loan laws. Assignee shall have the meaning as defined in TILA,

b.	the Truth in Lending Act (“TILA”), as amended by HOEPA, 15 U.S.C. §1601 et seq., as implemented by Regulation Z, 12 C.F.R. Part 1026,

c.	the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2603, as implemented by Regulation X, 12 C.F.R. Part 1024,

d.	the Equal Credit Opportunity Act (“ECOA”), 15 U.S.C. §1691 as implemented by Regulation B, 12 C.F.R. §1001.1(b);.

Anti-Predatory Lending: Loans were reviewed for violations of federal, state & local high-cost, higher-priced and/or consumer finance laws and regulations that carry Assignee Liability, including those defined below. Any loan that is determined to be classified and/or described as high cost, higher-priced, subprime, threshold, predatory high risk, covered, or similar classification/definition was reported.

Truth-in-Lending Act (TILA) / Regulation Z: Loans were reviewed to determine compliance with the following requirements of TILA and Regulation Z, including, but not limited to, the following:

a.	TILA/RESPA Integrated Disclosure Testing (“TRID”). A review and comparison of LEs and CDs with a report outlining any TILA violations, including a recalculation of disclosed finance charge, principal and interest calculations, proper completion of the Projected Payments table, total of payments, finance charge, amount financed, recalculation of disclosed APR and a review to determine disclosure differences were within the allowed tolerances and disclosures were provided within the required timeframes. Testing will be conducted to fulfill the elements Structured Finance Association (SFA) TRID Compliance Review Scope (“TRID Grid 4.0” as amended from time to time),

© 2026 Phoenix Collateral Advisors, LLC. All Rights Reserved. Private and Confidential.

7

b.	Right of Rescission. A review of the TILA Right of Rescission, Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensuring proper execution of the Notice of Right to Cancel by all required parties, verifying the disbursement date and determining if a full three (3) day rescission period was adequately provided to the borrower(s). The appropriate Model Form will be tested according to applicable U.S. Court of Appeals, Circuit Court rulings,

c.	Qualified Mortgage and Ability to Repay. A review to ensure the mortgage loan meets the applicable Qualified Mortgage (“QM”) and Ability-to-Repay (“ATR”) requirements as set forth in regulations promulgated by the Consumer Financial Protection Bureau as found at 12 CFR § 1026.43. QM and ATR testing is detailed below.

Real Estate Settlement Procedures Act (RESPA)/Regulation X: Review to ensure compliance with RESPA/Regulation X documentation and timing requirements in effect at origination of the mortgage loan for RESPA disclosures (Servicing Disclosure Statement; Affiliated Business Arrangement Disclosure; Initial Escrow Disclosure Statement; List of Homeownership Counselling Organizations).

Equal Credit Opportunity Act (ECOA)/Regulation B: Confirm compliance with the January 18, 2014 requirements regarding the disclosure of the right to receive a copy of appraisals within three (3) business days of application, the right to receive a copy of the appraisals at least three (3) business days prior to consummation and any applicable waiver. The disclosure of the right to receive a copy of appraisals may be met by the disclosure on the Loan Estimate pursuant to 12 CFR § 1026.27(m)(1).

Fair Credit Reporting Act (FRCA)/Regulation V: Confirm compliance with the current FCRA/Regulation V requirements regarding risk-based pricing notice, credit score disclosure, and Notice to Home Loan Applicants, as applicable.

Miscellaneous Compliance Testing: Phoenix tests for state prepayment and late charge restrictions. If a prepayment penalty that exceeds the state-permitted penalty has expired, this was reported.

Qualified Mortgage (QM): With respect to QM (Safe Harbor and Rebuttable Presumption) designated loans, Phoenix reviews the loan to determine whether based on available information in the Loan File:

a.	the loan contains risky loan features and terms (e.g., an interest-only feature or negative amortization),

b.	the “points and fees” exceed the applicable QM threshold,

c.	the monthly payment was calculated appropriately,

d.	the creditor considered and verified income or assets at or before consummation,

e.	the creditor appropriately considered debt obligations, alimony, and child support, and

f.	depending on the application date, defined in accordance with 1026.2(a)(3)(ii) and the loan designation provided on the subject loan, either

i.	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), prior to 3/1/2021, at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the review includes a recalculation of all income and liabilities, with attention to the appropriate documentation for each source. GSE Patch applied to GSE eligible loan applications prior to the GSE Patch expiration 7/01/2021.

ii.	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), on or after 3/1/2021, but before 10/1/2022, submitted with a loan designation of Safe Harbor QM, Higher Priced QM, Safe Harbor QM (43-Q), or Higher Priced QM (43-Q), whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source, or

iii.	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), taken on or after 3/1/2021, submitted with a loan designation of Safe Harbor QM (APOR), or Higher Priced QM (APOR), “Revised QM”, whether the APR exceeds the average prime offer rate by 2.25 or more percentage points, (additional thresholds applicable for lower loan balances, subordinate lien covered transactions and certain manufactured homes loan amounts), and whether the loan does not meet the credit guidelines without a documented exception and compensating factors eligible loans with application dates on or after 7/01/2021 must meet the Revised QM Rule.

© 2026 Phoenix Collateral Advisors, LLC. All Rights Reserved. Private and Confidential.

8

For example, if a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable Agency as permitted under the QM final rule. In that case, Phoenix reviews the loan to determine whether, based on available information in the Loan File the loan satisfied in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, Phoenix then determines whether the loan is a Safe Harbor QM or Rebuttable Presumption QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

Qualified Mortgage (QM) Classification Notation

The collateral pool is primarily comprised of loans originated under the originator’s Non-Qualified Mortgage (Non-QM) program guidelines. Historically, the originator designated the majority of closed-end second lien loans as Non-QM regardless of whether the loans technically satisfied certain Qualified Mortgage thresholds. As a result, a substantial portion of the pool reflects an originator designation of Non-QM.

In January 2026, the originator implemented a program update and loan classification framework under which certain loans meeting applicable underwriting and pricing thresholds began to be formally designated as Qualified Mortgage (“QM”) Safe Harbor or QM Higher-Priced (Rebuttable Presumption) pursuant to the Ability-to-Repay/Qualified Mortgage rule established under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implemented through Regulation Z – Truth in Lending Act at origination. Under this revised approach, loans that satisfy the requirements for Qualified Mortgage under Regulation Z are classified by the originator as either QM Safe Harbor or QM Higher-Priced (Rebuttable Presumption) depending on the loan’s annual percentage rate relative to the applicable Average Prime Offer Rate thresholds.

For loans originated after the January 2026 implementation date, the originator’s revised policy resulted in formal designation of eligible loans as either Non-QM, QM Safe Harbor or QM Higher-Priced (Rebuttable Presumption) where applicable. Phoenix’s review confirmed that these designations were supported by the compliance documentation provided and were consistent with the Seller’s updated program parameters.

Phoenix observed that a limited number of such loans utilized 12-month income documentation as part of the borrower income verification process. This documentation type is commonly associated with Non-QM lending programs and may differ from income documentation standards generally associated with QM underwriting expectations. For purposes of the Phoenix review, the QM designation reported by the originator was maintained, and Phoenix did not independently re-classify the loans’ QM status. The presence of alternative income documentation was disclosed as a notable attribute within the diligence review to provide transparency regarding the underwriting methodology used.

Ability to Repay (ATR): Phoenix reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, made a reasonable, good-faith determination before or when the loan was consummated that the consumer has a reasonable ability to repay the loan under the following eight underwriting factors, and verified such information using reasonably reliable third-party records:

a.	the consumer’s current or reasonably expected income or assets,

b.	if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status,

c.	the consumer’s monthly payment,

d.	the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made,

e.	the consumer’s monthly payment for mortgage-related obligations,

f.	the consumer’s current debt obligations, alimony, and child support,

g.	the consumer’s monthly debt-to-income ratio or residual income, and

h.	the consumer’s credit history. This portion of the Review also focuses on calculation of income and debts, and the documentation provided to support each item used in the originator’s determination of the ability to repay.

© 2026 Phoenix Collateral Advisors, LLC. All Rights Reserved. Private and Confidential.

9

Phoenix reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR, or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). Phoenix does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. Phoenix’s Review is based on information contained in the Loan File at the time it was provided to Phoenix to review and only reflects information as of that point in time.

Summary of Findings and Conclusions

The NRSRO criteria referenced for this report and for grading descriptions are based on the NRSROs’ requirements listed on the Form ABS Due Diligence-15E.

OVERALL RESULTS SUMMARY

After considering the grading implication of the Compliance, Credit, and Property/Valuation sections above, 100% of the loans by number in the pool possessed an NRSRO grade of “A” or “B”.

NRSRO Grade (DBRS)	# Loans	% of All Loans
A	2,350	95%
B	134	5%
C	0	0%
D	0	0%
Total	2,484	100%

COMPLIANCE RESULTS SUMMARY

Within the securitization population of two-thousand four hundred eighty-four (2,484) loans, 100% of the loans represent “A” or “B” compliance grades.

NRSRO Grade (DBRS)	# Loans	% of All Loans
A	2,353	95%
B	131	5%
C	0	0%
D	0	0%
Compliance Not Run	0	0%
Total	2,484	100%

CREDIT RESULTS SUMMARY

Within the securitization population of two-thousand four hundred eighty-four (2,484) loans, 100% of the loans represent “A” or “B” credit grades.

NRSRO Grade (DBRS)	# Loans	% of All Loans
A	2,480	99.8%
B	4	0.02%
C	0	0%
D	0	0%
Total	2,484	100%

© 2026 Phoenix Collateral Advisors, LLC. All Rights Reserved. Private and Confidential.

10

PROPERTY/VALUATION RESULTS SUMMARY

Within the securitization population of two-thousand four hundred eighty-four (2,484) loans, 16% of the loans possess “A” property grades and the remaining 84% of loans possess “N/A” property grades.

NRSRO Grade (DBRS)	# Loans	% of All Loans
A	401	16%
B	0	0%
C	0	0%
D	0	0%
N/A	2,083	84%
Total	2,484	100%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the two-thousand four hundred eighty-four (2,484) loans reviewed, there are six hundred seventy (670) different tape discrepancies across thirty-three (33) data fields (some loans had more than one data delta). Not all data fields were provided on all loans within the securitization population. Phoenix’s diligence system did account for some variances due to rounding factors.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
AmortizationTerm	1	2,484	0.04%
B1Citizen	3	2,352	0.13%
B1LastName	138	2,484	5.56%
BalloonFlag	0	2,482	0.00%
BusinessPurposeFlag	6	2,351	0.26%
ClosingSettlementDate	114	2,482	4.59%
FirstPaymentDate	1	2,484	0.04%
InitialMonthlyPIOrIOPayment	6	131	4.58%
InterestRate	2	2,484	0.08%
LienPosition	0	2,484	0.00%
LoanAmount	1	2,484	0.04%
LoanID	103	2,477	4.16%
LoanProgram	72	2,353	3.06%
LoanPurpose	0	131	0.00%
MaturityDate	0	2,484	0.00%
MINNo	22	2,479	0.89%
OrigiantionBankruptcyEndDate	7	69	10.14%
OriginatorDocType	27	2,353	1.15%
OriginatorQMStatus	0	2,347	0.00%
PrepaymentPenaltyTotalTerm	0	2,348	0.00%
PropertyAddress	1	2,484	0.04%
PropertyCity	0	2,484	0.00%
PropertyState	0	2,484	0.00%
PropertyValue	34	2,353	1.44%
PropertyZipCode	0	2,484	0.00%
QualifyingFICO	3	2,484	0.12%
QualifyingLTV	9	2,353	0.38%
QualifyingMonthlyPIAmount	4	2,353	0.17%
QualifyingTotalDebtIncomeRatio	109	1,952	5.58%
SellerLoanID	0	2,353	0.00%
SeniorLienOriginationDate	0	1	0.00%
Term	1	2,484	0.04%
TotalDebtIncomeRatio	6	399	1.50%

© 2026 Phoenix Collateral Advisors, LLC. All Rights Reserved. Private and Confidential.

11

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY DATA*

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	2,484	100%	$168,260,941	100%
Adjustable	0	0%	$0	0%
Unidentified	0	0%	$0	0%
Total	2,484	100%	$168,260,941	100%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	223	9%	$15,551,007	9%
Cash Out: Home Improvement/Renovation	50	2%	$3,247,948	2%
Cash Out: Other	2,211	89%	$149,461,986	89%
Purchase - First Time Home Buyer	0	0%	0	0%
Refinance Rate/Term - Borrower Initiated	0	0%	0	0%
Total	2,484	100%	$168,260,941	100%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
First	0	0%	$0	0%
Second	2,484	100%	$168,260,941	100%
Total	2,484	100%	$168,260,941	100%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
120	113	5%	$6,082,546	4%
180	594	24%	$35,427,355	21%
240	588	24%	$39,469,387	23%
300	292	12%	$20,590,792	12%
357	1	0%	$22,491	0%
360	896	36%	$66,668,370	40%
Total	2,484	100%	$168,260,941	100%

*Some tables may not add to 100% due to rounding.

© 2026 Phoenix Collateral Advisors, LLC. All Rights Reserved. Private and Confidential.

12

DISCLAIMER

Phoenix Collateral Advisors, LLC (“the Company”) conducts due diligence reviews for Residential Mortgage-Backed Securities, as well as assets, collateral, counterparty operations, and similar diligence reviews in the consumer finance industry. In issuing reports and maintaining ratings provided herein, the Company relies on factual information obtained from issuers, underwriters, and other sources deemed credible by the Company. The Company undertakes reasonable investigations of the factual information in accordance with its ratings methodology. Additionally, the Company makes good faith efforts to verify information from independent sources, to the extent such sources are available.

Ratings, analysis, reports, and other opinions (collectively referred to as “Reports”) issued by the Company are provided “as is” and without any representation or warranty of any kind, whether express or implied. The Company hereby disclaims any representation or warranty as to the accuracy, completeness, merchantability, or fitness for a particular purpose of the Reports. The Reports are not recommendations to buy, sell, or retain any security. All Reports are considered jointly prepared, and no individual shall be exclusively deemed the “author” of any Report. Individuals identified in a Report were involved in, but are not solely responsible for, the contents of any Report.

Unless expressly stated otherwise, Reports do not evaluate any risk other than credit risk. Specifically, any rating or grading in a Report does not consider the risk of any security (or any portion thereof) due to changes in market conditions.

The Company does not offer investment, legal, or tax advice, and the Reports should not be construed as such. Reports are issued for the benefit of the requesting entity only and may not be utilized by third parties without the express written consent of the Company and the requesting party. Reports are based on available information and current regulations as of the date of issuance, and the Company disclaims any obligation to update Reports due to changes in fact or regulation occurring after the issuance date. Neither additional factual investigations nor enhanced reviews can ensure the accuracy of all information provided to the Company. Reports must be construed solely as expressions of opinion and not as factual statements regarding creditworthiness, investment, financial, or other recommendations to buy, sell, or hold any security.

Reports may contain assumptions and/or predictions regarding future events that are inherently “forward-looking” and cannot be verified as facts. Therefore, Reports may be impacted by unforeseen future events or conditions that were not anticipated at the time of issuance. Such forward-looking statements inherently involve risks and uncertainties that may result in future performance materially differing from the assumptions and/or conclusions in the Reports. Consequently, Reports do not guarantee future performance or serve as a prospectus related to underlying securities (if applicable), and reliance on Reports in the purchase, sale, or holding of any security should be avoided.

© 2026 Phoenix Collateral Advisors, LLC. All Rights Reserved. Private and Confidential.